UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) November 14, 2012

Safeguard Scientifics, Inc.

(Exact Name of Registrant as Specified in Charter)

Pennsylvania	1-5620	23-1609753
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

435 Devon Park Drive, Building 800, Wayne, PA		19087
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code 610-293-0600

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On November 14, 2012, Safeguard Scientifics, Inc. (the “Company”) issued a press release announcing it priced an offering of $50,500,000 aggregate principal amount of its convertible senior debentures due 2018 in a private placement (the “Offering”). The Company intends to use the proceeds from the Offering to repurchase outstanding 10.125% convertible senior debentures due 2014 and for general corporate purposes. The Company hereby furnishes the information set forth in the press release issued on November 14, 2012, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release dated November 14, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Safeguard Scientifics, Inc.

Dated: November 14, 2012	By:	BRIAN J. SISKO
Brian J. Sisko
Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press Release dated November 14, 2012